Exhibit 32.2

                            CERTIFICATION PURSUANT TO
              RULE 13a-14(b)/15d-14(b) AND 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Baron Capital Trust (the "Company") on Form 10-QSB for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J. Stephen Miller, Vice President-Accounting of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 29, 2003


                                                /s/ J. Stephen Miller
                                                ---------------------
                                                J. Stephen Miller
                                                Vice President-Accounting


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